EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Louis Lipschitz and Dennis J. Block and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Toys "R" Us, Inc. for the fiscal year ended January 30, 1999, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform such and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in separate counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the __ day of April, 1999.

       Name                       Title                          Signature
       ----                       -----                          ---------

Robert C. Nakasone    Director and Chief Executive
                       Officer (Principal Executive      /s/ Robert C. Nakasone
                       Officer)                          -----------------------

Raymond L. Arthur     Vice President - Controller
                      (Principal Accounting Officer)     /s/ Raymond L. Arthur
                                                         -----------------------

Michael Goldstein     Chairman of the Board              /s/ Michael Goldstein
                                                         -----------------------

Robert A. Bernhard    Director                           /s/ Robert A. Bernhard
                                                         -----------------------

RoAnn Costin          Director                           /s/ RoAnn Costin
                                                         -----------------------

Calvin Hill           Director                           /s/ Calvin Hill
                                                         -----------------------

Shirley Strum Kenny   Director                           /s/ Shirley Strum Kenny
                                                         -----------------------

Charles Lazarus       Director, Chairman Emeritus        /s/ Charles Lazarus
                                                         -----------------------

Norman S. Matthews    Director                           /s/ Norman S. Matthews
                                                         -----------------------

       Name                       Title                          Signature
       ----                       -----                          ---------

Howard W. Moore       Director                            /s/ Howard W. Moore
                                                         -----------------------

Arthur B. Newman      Director                            /s/ Arthur B. Newman
                                                         -----------------------